Exhibit 99.2
Boise Cascade Company
Quarterly Statistical Information

Wood Products Segment
	2023
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	3,639	4,682	4,945	4,109	17,375
I-joist sales volume (MELF)	38,711	62,950	64,125	54,015	219,801
Plywood sales volume (MSF 3/8")	405,960	439,963	389,827	363,008	1,598,758
Lumber sales volume (MBF)	31,560	32,528	31,729	29,221	125,038
LVL mill net sales price ($/CF)	$31.17	$30.14	$29.08	$29.93	$30.01
I-joist mill net sales price ($/MELF)	$2,168	$2,088	$2,035	$2,093	$2,088
Plywood net sales price ($/MSF 3/8")	$367	$365	$382	$375	$372
Lumber net sales price ($/MBF)	$724	$707	$641	$588	$667
Segment sales (000)	$437,428	$530,273	$515,225	$449,676	$1,932,602
Segment income (000)	$69,395	$104,035	$99,574	$64,128	$337,132
Segment depreciation and amortization (000)[2]	$23,790	$23,005	$23,350	$28,565	$98,710
Segment EBITDA (000)[1]	$93,185	$127,040	$122,924	$92,693	$435,842
EBITDA as a percentage of sales	21.3%	24.0%	23.9%	20.6%	22.6%
Capital spending (000)	$7,262	$12,106	$11,807	$28,185	$59,360
Receivables (000)	$77,318	$97,229	$88,688	$56,882
Inventories (000)	$232,136	$200,948	$205,111	$218,861
Accounts payable (000)	$63,275	$60,656	$69,023	$60,196

	2022
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,641	4,586	5,190	3,176	17,593
I-joist sales volume (MELF)	65,362	69,467	64,421	30,130	229,380
Plywood sales volume (MSF 3/8")	316,941	280,594	328,586	392,975	1,319,096
Lumber sales volume (MBF)	17,139	16,935	24,045	24,985	83,104
LVL mill net sales price ($/CF)	$26.40	$28.47	$33.82	$34.36	$30.56
I-joist mill net sales price ($/MELF)	$1,877	$2,066	$2,429	$2,553	$2,178
Plywood net sales price ($/MSF 3/8")	$689	$569	$477	$396	$523
Lumber net sales price ($/MBF)	$1,011	$1,214	$880	$720	$927
Segment sales (000)	$558,944	$536,030	$595,320	$425,602	$2,115,896
Segment income (000)	$190,116	$154,101	$155,972	$74,978	$575,167
Segment depreciation and amortization (000)	$13,640	$13,653	$21,285	$24,730	$73,308
Segment EBITDA (000)[1]	$203,756	$167,754	$177,257	$99,708	$648,475
EBITDA as a percentage of sales	36.5%	31.3%	29.8%	23.4%	30.6%
Capital spending (000)[3]	$8,986	$12,861	$12,949	$17,138	$51,934
Receivables (000)	$120,960	$113,395	$94,017	$43,406
Inventories (000)	$181,810	$191,411	$214,576	$229,361
Accounts payable (000)	$53,797	$65,272	$72,877	$44,202

Boise Cascade Company
Quarterly Statistical Information (continued)

Wood Products Segment (continued)
	2021
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,359	4,705	4,647	4,518	18,229
I-joist sales volume (MELF)	71,586	75,697	76,218	66,983	290,484
Plywood sales volume (MSF 3/8")	303,302	337,593	313,759	304,285	1,258,939
Lumber sales volume (MBF)	19,273	21,138	17,658	18,935	77,004
LVL mill net sales price ($/CF)	$19.00	$19.63	$22.30	$25.96	$21.73
I-joist mill net sales price ($/MELF)	$1,319	$1,363	$1,575	$1,822	$1,514
Plywood net sales price ($/MSF 3/8")	$556	$878	$561	$401	$606
Lumber net sales price ($/MBF)	$975	$1,200	$1,184	$804	$1,043
Segment sales (000)	$432,335	$594,569	$497,316	$446,584	$1,970,804
Segment income (000)	$97,052	$213,761	$122,056	$98,366	$531,235
Segment depreciation and amortization (000)	$13,346	$14,128	$13,914	$13,861	$55,249
Segment EBITDA (000)[1]	$110,398	$227,889	$135,970	$112,227	$586,484
EBITDA as a percentage of sales	25.5%	38.3%	27.3%	25.1%	29.8%
Capital spending (000)	$7,047	$7,673	$11,422	$22,138	$48,280
Receivables (000)	$100,595	$124,757	$95,307	$164,373
Inventories (000)	$167,618	$182,465	$173,854	$169,451
Accounts payable (000)	$47,515	$69,939	$57,129	$45,662

[1]Segment EBITDA is calculated as segment income before depreciation and amortization.
[2]Segment depreciation and amortization in fourth quarter 2023 includes accelerated depreciation of $6.2 million for the indefinite curtailment of lumber production assets at our Chapman, Alabama, facility.

[3]Capital spending in 2022 excludes $515.2 million of cash paid for the acquisition of businesses and facilities.

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment
	2023
	Q1	Q2	Q3	Q4	YTD
Commodity sales[1]	39.7%	37.5%	37.4%	36.9%	37.8%
General line sales[1]	38.7%	39.6%	39.4%	40.4%	39.5%
EWP sales[1]	21.6%	22.9%	23.2%	22.7%	22.7%
Total sales (000)	$1,379,242	$1,636,538	$1,670,296	$1,492,614	$6,178,690
Gross margin[2]	14.8%	15.0%	15.2%	15.2%	15.0%
Segment income (000)	$69,685	$98,550	$97,076	$70,497	$335,808
Segment depreciation and amortization (000)	$7,070	$7,386	$7,781	$10,116	$32,353
Segment EBITDA (000)[3]	$76,755	$105,936	$104,857	$80,613	$368,161
EBITDA as a percentage of sales	5.6%	6.5%	6.3%	5.4%	6.0%
Capital spending (000)[4]	$22,659	$25,929	$19,135	$88,001	$155,724
Receivables (000)	$393,338	$445,991	$434,755	$344,978
Inventories (000)	$506,663	$502,085	$478,295	$493,509
Accounts payable (000)	$363,163	$390,840	$362,196	$252,144

	2022
	Q1	Q2	Q3	Q4	YTD
Commodity sales[1]	52.2%	44.9%	39.6%	41.5%	44.9%
General line sales[1]	29.1%	32.9%	35.3%	37.1%	33.3%
EWP sales[1]	18.7%	22.2%	25.1%	21.4%	21.8%
Total sales (000)	$2,111,833	$2,131,200	$1,956,802	$1,443,780	$7,643,615
Gross margin[2]	18.0%	13.9%	15.4%	15.8%	15.8%
Segment income (000)	$225,892	$154,308	$154,436	$92,455	$627,091
Segment depreciation and amortization (000)	$6,576	$6,728	$6,760	$6,941	$27,005
Segment EBITDA (000)[3]	$232,468	$161,036	$161,196	$99,396	$654,096
EBITDA as a percentage of sales	11.0%	7.6%	8.2%	6.9%	8.6%
Capital spending (000)[5]	$7,892	$10,009	$7,938	$34,624	$60,463
Receivables (000)	$616,040	$540,167	$479,876	$286,789
Inventories (000)	$622,858	$612,196	$552,610	$468,189
Accounts payable (000)	$479,584	$413,235	$355,170	$215,308

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment (continued)
	2021
	Q1	Q2	Q3	Q4	YTD
Commodity sales[1]	55.4%	60.2%	44.8%	43.7%	51.6%
General line sales[1]	28.9%	26.1%	33.7%	33.1%	30.2%
EWP sales[1]	15.7%	13.7%	21.5%	23.2%	18.2%
Total sales (000)	$1,634,777	$2,172,744	$1,721,244	$1,645,513	$7,174,278
Gross margin[2]	15.1%	15.6%	7.9%	16.2%	13.8%
Segment income (000)	$120,219	$206,338	$16,565	$137,963	$481,085
Segment depreciation and amortization (000)	$5,819	$5,917	$6,013	$6,258	$24,007
Segment EBITDA (000)[3]	$126,038	$212,255	$22,578	$144,221	$505,092
EBITDA as a percentage of sales	7.7%	9.8%	1.3%	8.8%	7.0%
Capital spending (000)[6]	$6,247	$10,499	$7,978	$32,833	$57,557
Receivables (000)	$497,466	$542,524	$445,542	$408,948
Inventories (000)	$444,082	$544,739	$470,516	$491,220
Accounts payable (000)	$438,562	$474,906	$391,742	$377,563

[1]Product line sales are shown as a percentage of total Building Materials Distribution (BMD) sales.
2We define gross margin as "Sales" less "Materials, labor, and other operating expenses (excluding depreciation)." Substantially all costs included in "Materials, labor, and other operating expenses (excluding depreciation)" for our BMD segment are for inventory purchased for resale. Gross margin percentage is gross margin as a percentage of segment sales.

[3]Segment EBITDA is calculated as segment income before depreciation and amortization.
[4]During 2023, capital spending in first quarter includes approximately $11 million to purchase a property in Kansas City, Missouri, to house a new door and millwork location and capital spending in fourth quarter includes approximately $63 million to purchase properties in West Palm Beach, Florida, and Modesto, California. Capital spending in fourth quarter 2023 excludes approximately $163 million for the acquisition of businesses and facilities, net of cash acquired.

[5]During 2022, capital spending in fourth quarter includes approximately $13 million to purchase a previously leased BMD property in Milton, Florida.
[6]During 2021, capital spending in fourth quarter includes approximately $15 million to purchase a BMD property in Walton, Kentucky to expand our service capabilities in Cincinnati and the surrounding markets.

Boise Cascade Company
Quarterly Statistical Information (continued)
Reconciliation of Non-GAAP Financial Measures
(in thousands)

Total Boise Cascade Company

EBITDA represents income before interest (interest expense and interest income), income taxes, and depreciation and amortization. Additionally, we disclose Adjusted EBITDA, which further adjusts EBITDA to exclude the change in fair value of interest rate swaps. The following tables reconcile net income to EBITDA and Adjusted EBITDA for the periods noted below:
	2023
	Q1	Q2	Q3	Q4	YTD

Net income	$96,733	$146,320	$143,068	$97,535	$483,656
Interest expense	6,361	6,339	6,351	6,445	25,496
Interest income	(9,685)	(11,519)	(13,760)	(13,142)	(48,106)
Income tax provision	33,275	49,447	49,005	29,666	161,393
Depreciation and amortization	31,186	30,722	31,474	39,085	132,467
EBITDA	157,870	221,309	216,138	159,589	754,906
Change in fair value of interest rate swaps	804	(333)	327	993	1,791
Adjusted EBITDA	$158,674	$220,976	$216,465	$160,582	$756,697

	2022
	Q1	Q2	Q3	Q4	YTD

Net income	$302,600	$218,111	$219,587	$117,360	$857,658
Interest expense	6,254	6,317	6,398	6,443	25,412
Interest income	(65)	(1,385)	(3,238)	(7,575)	(12,263)
Income tax provision	98,866	73,886	76,042	39,929	288,723
Depreciation and amortization	20,543	20,694	28,374	31,982	101,593
EBITDA	428,198	317,623	327,163	188,139	1,261,123
Change in fair value of interest rate swaps	(2,066)	(394)	(1,134)	35	(3,559)
Adjusted EBITDA	$426,132	$317,229	$326,029	$188,174	$1,257,564

	2021
	Q1	Q2	Q3	Q4	YTD

Net income	$149,156	$302,556	$91,699	$169,075	$712,486
Interest expense	5,875	6,347	6,279	6,305	24,806
Interest income	(59)	(51)	(63)	(22)	(195)
Income tax provision	51,448	101,026	31,158	52,733	236,365
Depreciation and amortization	19,539	20,420	20,299	20,495	80,753
EBITDA	225,959	430,298	149,372	248,586	1,054,215
Change in fair value of interest rate swaps	(1,024)	25	(59)	(687)	(1,745)
Adjusted EBITDA	$224,935	$430,323	$149,313	$247,899	$1,052,470

For additional information regarding the non-GAAP measures presented in this document, please refer to our press release announcing our fourth quarter and full year 2023 financial results, a copy of which is attached as Exhibit 99.1 to our Current Report on Form 8-K furnished to the Securities and Exchange Commission on February 20, 2024.